UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒   Definitive Proxy Statement
☐   Definitive Additional Materials
☐   Soliciting Material Under Rule 14a-12
ACURX PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒   No fee required.
☐   Fee previously paid with preliminary materials.
☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Acurx Pharmaceuticals, Inc.
April 29, 2024
To Our Stockholders:
You are cordially invited to attend the 2024 annual meeting of stockholders of Acurx Pharmaceuticals, Inc. (“Acurx” or the “Company”) to be held at 10:00 a.m. EST on Monday, June 17, 2024. We have decided to hold this year’s annual meeting virtually via live audio webcast on the internet. We believe hosting a virtual annual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders and reduces the cost and environmental impact of our annual meeting. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/ACXP2024. You will not be able to attend the annual meeting in person.
Details regarding the meeting, the business to be conducted at the meeting and information about Acurx that you should consider when you vote your shares are described in the accompanying proxy statement.
At the annual meeting, three (3) persons will be elected to our board of directors as Class III directors. In addition, we will ask stockholders to ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. Our board of directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting.
Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to certain of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about May 2, 2024 we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2024 Annual Meeting of Stockholders and our 2023 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone, how to access the virtual annual meeting and how to receive a paper copy of the proxy materials by mail.
We hope you will be able to attend the annual meeting. Whether or not you plan to attend the annual meeting, we hope you will vote promptly. Information about voting methods is set forth in the accompanying proxy statement.
Thank you for your continued support of Acurx. We look forward to seeing you at the annual meeting.
Sincerely,
David P. Luci
President & Chief Executive Officer

Acurx Pharmaceuticals, Inc.
April 29, 2024
NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
TIME: 10:00 AM EST
DATE: June 17, 2024
ACCESS: This year’s annual meeting will be held virtually via live webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ACXP2024 and entering the 16-digit control number included in the Notice of Internet Availability of Proxy Materials (the “Notice”) or proxy card that you receive. For further information about the virtual annual meeting, please see the Questions and Answers about the Meeting beginning on page 2.
PURPOSES:
1.
To elect three (3) Class III directors to serve three-year terms expiring in 2027;

2.
To ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

3.
To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:
You may vote if you were the record owner of Acurx Pharmaceuticals, Inc. common stock at the close of business on April 26, 2024 (the “Record Date”). A list of registered stockholders as of the close of business on the Record Date will be available during the 10 days prior to the annual meeting at our principal executive offices located at 259 Liberty Avenue, Staten Island, NY 10305. If you wish to view this list, please contact our President & Chief Executive Officer at Acurx, 259 Liberty Avenue, Staten Island, NY 10305 or (917) 533-1469. Such list will also be available for examination by the stockholders during the annual meeting at www.virtualshareholdermeeting.com/ACXP2024.
All stockholders are cordially invited to attend the virtual annual meeting. Whether or not you plan to attend the annual meeting, we urge you to vote by following the instructions in the Notice and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.
BY ORDER OF OUR BOARD OF DIRECTORS
David P. Luci
President, Chief Executive Officer & Corporate Secretary

i

Acurx Pharmaceuticals, Inc.
259 Liberty Avenue
Staten Island, NY 10305
PROXY STATEMENT FOR THE ACURX PHARMACEUTICALS, INC.
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 17, 2024
This proxy statement, along with the accompanying notice of 2024 annual meeting of stockholders, contains information about the 2024 annual meeting of stockholders of Acurx Pharmaceuticals, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:00 a.m. EST, on Monday, June 17, 2024. This year’s meeting will be a virtual meeting via live webcast on the Internet.
You will be able to attend our annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ACXP2024. You will not be able to attend the annual meeting in person.
In this proxy statement, we refer to Acurx Pharmaceuticals, Inc. as “Acurx,” “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our board of directors for use at the annual meeting.
On or about May 2, 2024, we intend to begin sending to our stockholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2024 annual meeting of stockholders and our 2023 annual report to stockholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 17, 2024
This proxy statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our 2023 annual report to stockholders are available for viewing, printing and downloading at www.virtualshareholdermeeting.com/ACXP2024. To view these materials please have your 16-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2023, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.acurxpharma.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to:
ACURX PHARMACEUTICALS, INC.
Acurx Pharmaceuticals, Inc.
Attn: Investor Relations
259 Liberty Avenue
Staten Island, NY 10305
Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why is the Company Soliciting My Proxy?
Our board of directors is soliciting your proxy to vote at the 2024 annual meeting of stockholders to be held virtually via live webcast, on Monday, June 17, 2024, at 10:00 a.m. EST and any adjournments or postponements of the meeting, which we refer to as the annual meeting. This proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, because you owned shares of our common stock on April 26, 2024 (the “record date”). We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, proxy materials to stockholders on or about May 2, 2024.
Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
As permitted by the rules of the U.S. Securities and Exchange Commission, (the “SEC”), we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received the Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
Why Are You Holding a Virtual Annual Meeting?
Due to the continuing public health impact of COVID-19 and to support the health and well-being of our stockholders, this year’s annual meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the annual meeting so they can ask questions of our board of directors or management, as time permits.
How do I access the Virtual Annual Meeting?
To be admitted to the virtual Annual Meeting, you will need to log-in at www.virtualshareholdermeeting.com/ACXP2024 using the 16-digit control number found on the proxy card or voting instruction card previously mailed or made available to stockholders entitled to vote at the Annual Meeting. The live audio webcast of the Annual Meeting will begin promptly at 10:00 a.m. EST. Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system. The virtual Annual Meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong Internet connection wherever you intend to participate in the Annual Meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the Annual Meeting.
Will I be able to ask questions during the Virtual Annual Meeting?
You may submit questions for the Annual Meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/ACXP2024, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the meeting.

Appropriate questions related to the business of the Annual Meeting (the proposals being voted on) will be answered during the Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered in the “Investors” section of our website at www.acurxpharma.com as soon as practical after the Annual Meeting. Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related to rules of conduct and other materials for the Annual Meeting will be available at www.virtualshareholdermeeting.com/ACXP2024.
What Happens if There Are Technical Difficulties during the Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual annual meeting, voting at the annual meeting or submitting questions at the annual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log-in page.
Who May Vote?
Only stockholders of record at the close of business on April 26, 2024 will be entitled to vote at the annual meeting. On this record date, there were 15,823,102 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.
If on April 26, 2024, your shares of our common stock were registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a stockholder of record.
If on April 26, 2024, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our common stock that you own entitles you to one vote.
How Do I Vote?
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our board of directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting.
If your shares are registered directly in your name through our stock transfer agent, VStock Transfer, LLC, or you have stock certificates registered in your name, you may vote:
•
By Internet or by telephone.   Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote over the Internet or by telephone.

•
By mail.   If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our board of directors’ recommendations as noted below.

•
At the time of the virtual meeting.   If you attend the virtual meeting, you may vote your shares online at the time of the meeting. You may vote your shares electronically through the portal at the virtual annual meeting (if you satisfy the admission requirements, as described below). Even if you plan to attend the annual meeting virtually, we encourage you to vote in advance by telephone, through the internet or by mail so that your vote will be counted in the event you later decide not to attend.

The annual meeting will be a virtual meeting of stockholders conducted via a live audio webcast that provides stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe that a virtual meeting will provide expanded stockholder access and participation and improved communications. You will be able to vote your shares electronically at the virtual meeting. To attend and submit your questions during the virtual meeting, please visit www.virtualshareholdermeeting.com/ACXP2024. To participate and vote during the annual meeting, you will need the 16-digit control number included on your Notice or on your proxy card. Beneficial stockholders who do not have a control number may gain access to and vote at the meeting by logging into their broker, brokerage firm, bank or other nominee’s website and selecting the stockholders communications mailbox to access the meeting; instructions should also be provided on the voting instruction card provided by your broker, bank or other nominee. If you encounter any difficulties accessing the virtual meeting during check-in or the meeting, please call the technical support number that will be posted on the virtual shareholder meeting log-in page.
Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. EST on June 16, 2024.
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the virtual annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and vote your shares online at the time of the meeting.
How Does Our Board of Directors Recommend that I Vote on the Proposals?
Our board of directors recommends that you vote as follows:
•
“FOR” the election of the nominees for director; and

•
“FOR” the ratification of the appointment of CohnReznick LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.
May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:
•
if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•
by re-voting by Internet or by telephone as instructed above;

•
by notifying Acurx’s Secretary/Clerk in writing before the annual meeting that you have revoked your proxy; or

•
by attending the annual meeting and voting at the meeting. Attending the annual meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.
What if I Receive More Than One Notice or Proxy Card?
You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
What Vote is Required to Approve Each Proposal and How are Votes Counted?
Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for 2024, our Audit Committee of our board of directors will reconsider its selection.

Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What Are the Costs of Soliciting these Proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
We have engaged Broadridge Investor Solutions, LLC (“Broadridge”) to act as our proxy solicitor in connection with the proposals to be acted upon at our annual meeting. Pursuant to our agreement with Broadridge, Broadridge will, among other things, provide advice regarding proxy solicitation issues and solicit proxies from our stockholders on our behalf in connection with the annual meeting. For these services, we will pay a fee of approximately $15,000 plus expenses.
What Constitutes a Quorum for the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.
Attending the Annual Meeting
This year, our Annual Meeting will be held in a virtual meeting format only, at 10:00 a.m. EST on Monday, June 17, 2024. To attend the virtual Annual Meeting, go to www.virtualshareholdermeeting.com/ACXP2024 shortly before the meeting time, and follow the instructions for downloading the Webcast. If you miss the annual meeting, you can view a replay of the Webcast at www.virtualshareholdermeeting.com/ACXP2024 until August 16, 2024. You need not attend the annual meeting in order to vote.
Householding of Annual Disclosure Documents
Some brokers or other nominee record holders may be sending you, a single set of our proxy materials if multiple Acurx stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
We will promptly deliver a separate copy of our Notice or if applicable, our proxy materials to you if you write or call our corporate secretary at 259 Liberty Avenue, Staten Island, NY 10305 or (917) 533-1469. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.
Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.
You can choose this option and save us the cost of producing and mailing these documents by:
•
following the instructions provided on your Notice or proxy card;

•
following the instructions provided when you vote over the Internet; or

•
going to www.virtualshareholdermeeting.com/ACXP2024 and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 26, 2024, for (a) the executive officers named in the Summary Compensation Table on page 17 of this proxy statement, (b) each of our directors, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of April 26, 2024, pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 15,823,102 shares of common stock outstanding on April 26, 2024.
	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Named Executive Officers and Directors
David P. Luci(1)	2,054,198	12.2%
Robert G. Shawah(2)	503,936	3.1%
Robert J. DeLuccia(3)	1,927,784	11.5%
Joseph C. Scodari(4)	51,688	*
Jack H. Dean(5)	71,304	*
Thomas Harrison(6)	50,150	*
Carl Sailer(7)	202,567	1.3%
James Donohue(8)	67,361	*
All directors and current executive officers as a group (eight (8) persons)	4,928,988	29.6%

*
Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
Consists of 1,098,280 shares of our common stock, 36,612 shares of our common stock underlying warrants to purchase shares of our common stock and 919,306 shares of our common stock issuable upon exercise of stock options within 60 days of April 26, 2024, held of record by Mr. Luci.

(2)
Consists of 189,200 shares of our common stock, 625 shares of our common stock underlying warrants to purchase shares of our common stock and 314,111 shares of our common stock issuable upon exercise of stock options within 60 days of April 26, 2024, held of record by Mr. Shawah.

(3)
Consists of 964,782 shares of our common stock, 43,696 shares of our common stock underlying warrants to purchase shares of our common stock and 919,306 shares of our common stock issuable upon exercise of stock options within 60 days of April 26, 2024, held of record by Mr. DeLuccia.

(4)
Consists of 3,077 shares of our common stock and 48,611 shares of our common stock issuable upon exercise of stock options within 60 days of April 26, 2024, held of record by Mr. Scodari.

(5)
Consists of 17,693 shares of our common stock, 5,000 shares of our common stock underlying warrants to purchase shares of our common stock and 48,611 shares of our common stock issuable upon exercise of stock options within 60 days of April 26, 2024, held by Dr. Dean and the Dean Family Trust.

(6)
Consists of 1,539 shares of our common stock and 48,611 shares of our common stock issuable upon exercise of stock options within 60 days of April 26, 2024, held of record by Mr. Harrison.

(7)
Consists of 117,552 shares of our common stock, and 36,404 shares of our common stock underlying warrants to purchase shares of our common stock and 48,611 shares of our common stock issuable upon exercise of stock options within 60 days of April 26, 2024, held of record by Mr. Sailer.

(8)
Consists of 12,500 shares of our common stock, 6,250 shares of our common stock underlying warrants to purchase shares of our common stock and 48,611 shares of our common stock issuable upon exercise of stock options within 60 days of April 26, 2024.
MANAGEMENT AND CORPORATE GOVERNANCE
Our Board of Directors
Our bylaws (the “Bylaws”) and our certificate of incorporation (the “Certificate of Incorporation”), provide that our business is to be managed by or under the direction of our board of directors. Our board of directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our board of directors currently consists of seven (7) members, classified into three (3) classes as follows: (1) Mr. Robert J. DeLuccia, Mr. Joseph C. Scodari and Mr. James Donohue constitute Class III, with a term ending at the 2024 annual meeting; (2) Mr. Carl V. Sailer and Mr. Thomas Harrison constitute Class I, with a term ending at the 2025 annual meeting; and (3) Mr. David P. Luci and Mr. Jack H. Dean constitute Class II, with a term ending at the 2026 annual meeting.
On March 14, 2024, our board of directors accepted the recommendation of the majority of the independent directors of our board of directors and voted to nominate Mr. Robert J. DeLuccia, Mr. Joseph C. Scodari and Mr. James Donohue for election at the annual meeting for a term of three years to serve until the 2027 annual meeting of stockholders, and until their respective successors have been elected and qualified.
Set forth below are the names of the persons nominated for election as directors and those directors whose terms do not expire this year, their ages and their offices in the Company.
Name	Age	Position with the Company
David P. Luci	57	President and Chief Executive Officer, Director
Robert J. DeLuccia	78	Executive Chairman
Carl V. Sailer	54	Director
Thomas Harrison	76	Director
Joseph C. Scodari	71	Director
Jack H. Dean	82	Director
James Donohue	54	Director
Our board of directors has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based upon this review, our Board has determined that the following members of our board of directors are “independent directors” as defined by The Nasdaq Stock Market: Mr. Thomas Harrison, Mr. Joseph C. Scodari, Mr. Jack H. Dean, Mr. Carl V. Sailer and Mr. James Donohue. There are no family relationships among any of our directors or executive officers.

The Board Diversity Matrix, below, provides the diversity statistics for our board of directors.
Board Diversity Matrix (As of March 15, 2024)
Total Number of Directors		7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	—	7	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	7	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—
As a smaller reporting company listed on the Nasdaq Capital Market tier, we are subject to Nasdaq Rule 5605(f)(2)(C), which requires us to have, or explain why we do not have, at least two diverse directors, including at least one director who self-identifies as female. Under Rule 5605(f)(7), we are required to have at least one diverse director by December 31, 2023, and a second Diverse director by December 31, 2026. We have chosen to satisfy Rule 5605(f)(2)(C) by explaining our reasons for not meeting the diversity objectives of Rule 5605(f)(2)(C).
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, however, in identifying and evaluating nominees for director, our board of directors considers diversity of educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom and the ability to represent the best interests our stockholders.
Set forth below are the names of the persons nominated for election as directors and those directors whose terms do not expire this year and their occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our board of directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:
David P. Luci — President and Chief Executive Officer, Director
Mr. Luci is our co-founder, President and Chief Executive officer and has served as Director since February 2018. Mr. Luci previously served as our Managing Director from February 2018 until June 2021. Previously, Mr. Luci was the President and Chief Executive Officer of Dipexium Pharmaceuticals (Nasdaq: DPRX), a pharmaceutical company focused on antibiotic drug development, from February 2010 until its sale to PLx Pharma Inc. (Nasdaq: PLXP) in a merger valued at $69.0 million in April 2017. From February 2009 to January 2010, Mr. Luci served as a member of the board of directors of Access, where he also served as Chairman of the Audit Committee and Chairman of the Compensation Committee as well as serving in a consulting capacity following the acquisition of MacroChem. From December 2007 through February 2009, Mr. Luci served as a member of the board of directors and President of MacroChem. Prior to that, Mr. Luci served as Executive Vice President, Chief Financial Officer, General Counsel and Corporate Secretary of Bioenvision, Inc. (or Bioenvision), an international biopharmaceutical company focused upon the development, marketing and commercialization of oncology products and product candidates. Mr. Luci began his career with Ernst & Whinney LLP (now Ernst &Young LLP) in New York as a certified public accountant working in the Healthcare Practice Group. He later practiced corporate law at Paul Hastings LLP in New York, where his practice encompassed all aspects of public and private mergers and acquisitions, corporate finance, restructurings and private equity transactions, with a core focus in the healthcare industry. Mr. Luci graduated from Bucknell University with a degree as a Bachelor of Science in Business Administration with a concentration in Accounting and graduated from Albany Law School of Union University where he served as Managing Editor of the Journal of Science & Technology. Mr. Luci became a certified public accountant in the State of Pennsylvania in 1990 (inactive) and is a member of the New York State Bar Association. Mr. Luci was selected to serve on our board of directors because of his extensive experience in the pharmaceutical industry. Mr. Luci also serves as Chairman of Digital Prime Technologies, a non-public technology-based company.
Robert J. DeLuccia — Executive Chairman, Director
Mr. DeLuccia is our co-founder and Executive Chairman and has served as Director since February 2018. Mr. DeLuccia previously served as our Managing Partner from February 2018 until June 2021. Previously, Mr. DeLuccia was the Executive Chairman of Dipexium Pharmaceuticals (Nasdaq: DPRX), a pharmaceutical company focused on antibiotic drug development, from February 2010 until its sale to PLx Pharma Inc. (Nasdaq: PLXP) in a merger valued at $69 million in April 2017. Previously, from 2004 to 2009, Mr. DeLuccia served in several capacities at MacroChem, a development-stage, publicly traded pharmaceutical company using topical drug delivery technology for products in dermatology, podiatry, urology and cancer, including as Chairman of the board of directors, President and Chief Executive Officer. Prior to joining MacroChem, Mr. DeLuccia served as President and Chief Executive Officer of Immunomedics, Inc., a publicly-traded biopharmaceutical company focused on antibody-based therapeutic products and diagnostic imaging for cancer and infectious diseases. Mr. DeLuccia also served as President of Sterling Winthrop, Inc. (or Sterling Winthrop) (as an independent corporation and then as subsidiary of Eastman Kodak), and subsequently, upon acquisition, the U.S. subsidiary of Sanofi-Aventis (or Sanofi) and currently serves as a member of the board of directors of IBEX Technologies Inc., which manufactures and markets proprietary enzymes (heparinases and chondroitinases) for use in pharmaceutical research and Heparinase I, used in many leading hemostasis monitoring devices. Mr. DeLuccia began his career as a pharmaceutical sales representative for Pfizer, Inc. (or Pfizer) and progressed to Director of Marketing, Pfizer Laboratories Division, and to Vice President Marketing and Sales Operations for Pfizer’s Roerig Division. Mr. DeLuccia received a Bachelor of Business Administration with a concentration in Marketing and a Master’s Degree in Business Administration from Iona College. Mr. DeLuccia was selected to serve as Chairman of our board of directors because of his extensive executive leadership and experience in the pharmaceutical industry.
Carl V. Sailer — Director
Mr. Sailer has served as our director since October 2018. Since May 2019, Mr. Sailer has served as VP, Global Account Lead for Syneos Health (Nasdaq: SYNH). Previously, Mr. Sailer served as VP, Sales and Marketing for Emisphere Technologies from October 2012 until March 2019, Vice President of Commercial Operations at New American Therapeutics from August 2010 to September 2012, and VP, Commercial Operations Akrimax Pharmaceuticals from May 2008 to July 2010. Mr. Sailer started his career in various sales, marketing and sales management roles in the pharmaceutical and consumer products divisions of Bristol-Myers Squibb and Bayer Healthcare. Mr. Sailer has over 25 years of experience as a commercial leader in the biopharmaceutical industry. Mr. Sailer earned a Master of Business Administration from Hofstra University and a Bachelor of Science in Marketing from Seton Hall University, where he currently serves on the Advisory Board of the Market Research Center at the Stillman School of Business. Mr. Sailer was selected to serve on our board of directors because of his extensive experience in the pharmaceutical and consumer goods industries.
Thomas Harrison — Director
Mr. Harrison has served as our director since July 2021. Since June 2016, Mr. Harrison has served as Chairman Emeritus of the Diversified Agency Services (“DAS”) division of Omnicom Group Inc. (NYSE: OMC), the world’s largest group of marketing services companies, having previously served as its President, then Chairman and CEO. DAS provides an unparalleled range of marketing communications services including public relations, crisis management, branding, sales promotion, customer relationship management and specialty communications including health care advertising. With over 5000 worldwide clients, the DAS division under Mr. Harrison had annual revenues of over $6.0 billion and became the largest business unit within Omnicom Group. Under Mr. Harrison’s leadership, the DAS division grew from Omnicom’s smallest to its largest division and accounted for over 50% of Omnicom’s total revenues. He acquired and led a group of companies which became the most influential in their respective disciplines and built the largest, most innovative, diverse and relevant group of specialized agencies.
Mr. Harrison’s multi-faceted career brought him to Omnicom in 1992 when Omnicom acquired the firm he co-founded, Harrison & Star Business Group, which was the most successful and rapidly growing agency group in the healthcare industry. Mr. Harrison served as Chairman of the Harrison & Star Group and Chairman of Diversified Healthcare Communications, a group of eight healthcare agencies within Omnicom, until his appointment as President of DAS in 1997. He was named Chairman and Chief Executive of DAS in 1998 and remained in this role until being named Chairman Emeritus in 2013.
With an advanced degree in cell biology and physiology, Mr. Harrison began his business career at Pfizer Laboratories as a pharmaceutical sales representative His agency, Harrison & Star, was an entrepreneurial agency that fused high science with high creativity. The agency became uniquely positioned in the market due to its understanding of the clinical and scientific underpinnings of prescription product promotion and its ability to communicate with practicing physicians using the language of science not sales.
Mr. Harrison brought his scientific acumen and career experience in healthcare, wellness, branding and communication to the evolving cannabis marketplace in 2015 when he joined the Board of Directors of Zynerba Pharmaceuticals, a leader in pharmaceutically produced transdermal cannabinoid therapies for rare and near-rare psychiatric disorders. Mr. Harrison joined Merida Capital Partners in 2019 as Senior Operating Partner. At Merida, he serves as a strategic and operational advisor across the firm’s portfolio companies. Mr. Harrison is focused on contributing his expertise to this dynamic industry as it continues to unfold.
Mr. Harrison is a member of the Executive Committee of the Montefiore Health System. He also serves on the board of Madison Logic, a digital business to business agency (2017 – Present). Most recently, Mr. Harrison was appointed to the board of MainStem, a cannabis-related supply company, New Frontier Data, a private market research company (2022 – Present), and also ACTV8me (2019 – Present), a digital advertising attribution company.
Mr. Harrison is a past board member at ePocrates, a publicly traded healthcare information company, where he served from 2006 until its acquisition in 2013 and he has also served as a board member for The Morgans Hotel Group (2006 – 2013). Mr. Harrison joined the board of Dipexium Pharmaceuticals in 2011 and served until its acquisition in 2017. He was a board member of rVue, a digital out-of-home media company from 2013 until 2016 and sat on the board of Social Growth Technologies from 2014 until its acquisition in 2016. Mr. Harrison was appointed to the board of directors of Zynerba Pharmaceuticals in 2015 serving as Chair of the Nominations and Corporate Governance Committee and as a member of the Compensation Committee until 2019 when he joined Merida Capital Partners.
Mr. Harrison earned an LH.D and Masters of Science in cell biology from West Virginia University, and a Bachelor of Science in cell biology and physiology from Shepherdstown University. Mr. Harrison was selected to serve on our board of directors because of his extensive public company experience and his knowledge of the pharmaceutical industry.
Joseph C. Scodari — Director
Mr. Scodari has served as our director since July 2021. Since October 2017, Mr. Scodari has served as Chairman of the Board of Directors of Optinose (Nasdaq: OPTN), a specialty pharmaceutical company focused on serving the needs of patients cared for by ear, nose and throat (“ENT”) and allergy specialists. Mr. Scodari was previously Worldwide Chairman, Pharmaceuticals Group, of Johnson & Johnson, and a member of Johnson & Johnson’s Executive Committee from March 2005 until his retirement in

March 2008. From 2003 to March 2005, Mr. Scodari was Company Group Chairman of Johnson & Johnson’s Biopharmaceutical Business. Mr. Scodari joined Centocor in 1996 as President, Pharmaceutical Division and was named President and COO in 1998, a position that he served in until Conocor Inc.’s acquisition by Johnson & Johnson in 1999. Mr. Scodari began his career in 1974 in sales for Winthrop Laboratories, Division of Sterling Drug. He progressed through various management positions, eventually leading the Diagnostic Imaging Division for Winthrop and later Strategic Marketing at the corporate level for the Imaging business. Mr. Scodari joined Rorer Pharmaceuticals (shortly thereafter, Rhône-Poulenc Rorer) in 1989 as Vice President of Marketing and Business Development. He later served as Vice President and General Manager for the United States, and subsequently, North America, and finally as Senior Vice President and General Manager for the Americas. Mr. Scodari previously served as a director of Actelion Pharmaceuticals, Ltd., Endo Health Solutions, Inc. and Covance, Inc. Mr. Scodari has served on various non-profit boards, including the University of the Health Sciences in Philadelphia, the Board of Overseers for the Robert Wood Johnson School of Medicine, and on the Board of Trustees for Gwynedd Mercy College. He has also served on various industry association boards, including the NWDA Associate Member Board, the National Pharmaceutical Council, as Vice Chairman of the Biotechnology Industry Organization (“BIO”), and Chairman of PA BIO. Mr. Scodari received a B.A. from Youngstown State University. Mr. Scodari was selected to serve on our board of directors because of his extensive experience in the pharmaceutical industry.
Jack H. Dean, Ph.D., Sc.D. (Hon.), DABT, Fellow ATS — Director
Dr. Dean has served as our director since July 2021. He previously served as a director of our predecessor, Dipexium Pharmaceuticals (Nasdaq: DPRX), a pharmaceutical company focused on antibiotic drug development from October 2010 until its sale to PLx Pharma Inc. (Nasdaq: PLXP) in a merger valued at $69.0 million in April 2017. Since 2006, Dr. Dean has served as an advisor to the Executive Vice President of Drug Development for Sanofi, consulting on drug development strategy, drug safety issues and immunotoxicology through his company Drug Development Advisors, LLC where he serves as President. Dr. Dean is also a research professor in the departments of Medical Pharmacology and Pharmacology/ Toxicology, Colleges of Medicine and Pharmacy, at University of Arizona in Tucson. Prior to January 2006, Dr. Dean served as the President, U.S. Science and Medical Affairs (R&D), Sanofi in Malvern, Pennsylvania and the Global Director of Preclinical Development for Sanofi. Dr. Dean joined Sterling Winthrop in 1988, as Director of the Department of Toxicology and was appointed Vice President, Drug Safety worldwide in 1989. In addition, Dr. Dean served as Director of the Sterling Winthrop Research Center in Alnwick, England from 1990 to 1992. Dr. Dean was appointed Executive Vice President, Drug Development, in 1992 where he managed Non-Clinical and Clinical Development, and Regulatory Affairs. Before joining Sterling Winthrop, Dr. Dean headed the Department of Cellular and Molecular Toxicology, Chemical Industry Institute of Toxicology, Research Triangle Park, NC from 1982 to 1988. Prior to 1982, he headed the Immunotoxicology Section, National Institute of Environmental Health Services and National Toxicology Program, NIH in Research Triangle Park. From 1972 to 1979, Dr. Dean was in the Department of Immunology at Litton Bionetics (Department Director from 1975 to 1979) conducting research in tumor immunology. Dr. Dean holds a Bachelor of Science in microbiology and a Master of Science in medical microbiology from California State University at Long Beach. He earned a Ph.D. in molecular biology and minor in biochemistry in 1972 from the College of Medicine, University of Arizona. Dr. Dean held adjunct professorships at the University of North Carolina, Chapel Hill and Duke University from 1981 to 1988. Dr. Dean was selected to serve on our board of directors because of his extensive experience in the pharmaceutical industry.
James Donohue — Director
Mr. Donohue has served as our director since July 2021. Mr. Donohue has been a Vice President with Charles River Associates (Nasdaq: CRAI), a leading global consulting firm specializing in economic, financial, and management consulting services, since April 2004. Mr. Donohue has more than 30 years of experience in valuation, damages, and forensic accounting. Mr. Donohue is a Certified Public Accountant (CPA) in Maryland and has a Bachelor of Science degree in Accountancy from Villanova University. He is also a Certified Valuation Analyst (CVA) and is Accredited in Business Valuation (ABV). Mr. Donohue was selected to serve on our board of directors because of his expertise in financial accounting.

Committees of our Board of Directors and Meetings
Meeting Attendance.
During the fiscal year ended December 31, 2023, there were nine meetings of our board of directors, and the various committees of our board of directors met a total of five times. No director attended fewer than 75% of the total number of meetings of our board of directors and of committees of our board of directors on which he or she served during the fiscal year ended December 31, 2023. Our board of directors has adopted a policy under which each member of our board of directors makes every effort to attend each annual meeting of our stockholders.
Audit Committee.
Our Audit Committee met four times during the year ended December 31, 2023. This committee currently has three members, James Donohue (Chair), Joseph C. Scodari and Thomas Harrison. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and by The Nasdaq Stock Market, as such standards apply specifically to members of audit committees. Our board of directors has determined that each of James Donohue, Joseph C. Scodari and Thomas Harrison is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.
A copy of the Audit Committee’s written charter is publicly available on our website at www.acurxpharma.com.
Compensation Committee.
Our Compensation Committee met one time during the year ended December 31, 2023. This committee currently has three members, Joseph C. Scodari (Chair), Thomas Harrison and Carl V. Sailer. Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and includes reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of our board of directors are carried out and that such policies, practices and procedures contribute to our success. Our Compensation Committee also administers our 2021 Equity Incentive Plan. The Compensation Committee is responsible for the determination of the compensation of our chief executive officer and shall conduct its decision making process with respect to that issue without the chief executive officer present. All members of the Compensation Committee qualify as independent under the definition promulgated by The Nasdaq Stock Market.
Our Compensation Committee has adopted processes and procedures for determining executive and director compensation. Generally, our Compensation Committee evaluates and approves our compensation practices for the current year and determines compensation levels. The Compensation Committee annually evaluates the Chief Executive Officer’s performance in light of relevant corporate goals and objectives, and approves, or recommends to the board of directors for approval, the Chief Executive Officer’s compensation. For executives other than the Chief Executive Officer, our Compensation Committee annually reviews and approves, or recommends to the board of directors for approval, the compensation of such executive officers. Additionally, our Compensation Committee annually reviews and approves, or recommends to the board of directors for approval, the compensation of our directors, including with respect to any equity-based plans. The enumerated processes and procedures of our Compensation Committee are included in our Compensation Committee’s written charter, which is publicly available on our website at www.acurxpharma.com.
The Compensation Committee’s independent compensation consultant during fiscal year 2023 was Pearl Meyer & Partners, LLC (“Pearl Meyer”). Pearl Meyer was engaged by, and reported directly to, the Compensation Committee, which has the sole authority to hire or fire Pearl Meyer and to approve fee arrangements for work performed. Pearl Meyer assisted the Compensation Committee in fulfilling its responsibilities under its charter, including advising on proposed compensation packages for executive officers, compensation program design and market practices generally. The Compensation Committee has authorized Pearl Meyer to interact with management on behalf of the Compensation Committee, as needed in connection with advising the Compensation Committee, and Pearl Meyer is included in discussions with management and, when applicable, the Compensation Committee’s outside legal counsel on matters being brought to the Compensation Committee for consideration. The Compensation Committee consulted with Pearl Meyer in connection with its evaluation of 2023 year-end compensation.
A copy of the Compensation Committee’s written charter is publicly available on our website at www.acurxpharma.com.
Director Nominations.
We do not have a standing nominating committee. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. As there is no standing nominating committee, we do not have a nominating committee charter in place.
The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the board of directors should follow the procedures set forth in our bylaws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom and the ability to represent the best interests of our stockholders.
Board Leadership Structure
The positions of our executive chairman of the board and chief executive officer are separated, with Mr. Luci serving as our Chief Executive Officer and Mr. DeLuccia serving as the executive chairman of our board of directors. Separating these positions allows Mr. Luci, as our Chief Executive Officer, to focus on our day-to-day business, while allowing the chairman of the board to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors believes that this structure ensures a greater role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our board of directors. Our board of directors believes its administration of its risk oversight function has not affected its leadership structure. Our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.
Role in Risk Oversight
Our board of directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our board of directors performs this oversight role by using several different levels of review. In connection with its reviews of our operations and corporate functions, our board of directors addresses the primary risks associated with those operations and corporate functions. In addition, our board of directors reviews the risks associated with our business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.
Each of our board committees also oversees the management of our risks that fall within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Executive Officer reports risk management controls and methodologies to the Audit Committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our Audit Committee meets privately with representatives from our independent registered public accounting firm and our Chief Executive Officer. The Audit Committee oversees the operation of our risk management program, including the identification of the primary risks associated with our business and periodic updates to such risks, and reports to our board of directors regarding these activities.
Stockholder Communications to our Board of Directors
Generally, stockholders who have questions or concerns should contact our President & Chief Executive Officer at (917) 533-1469. However, any stockholders who wish to address questions regarding our business directly with our board of directors, or any individual director, should direct his or her questions in writing to the Executive Chairman of our board of directors at 259 Liberty Avenue, Staten Island, NY 10305. Communications will be distributed to our board of directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of our board of directors may be excluded, such as:
•
junk mail and mass mailings;

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resumes and other forms of job inquiries;

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surveys; and

•
solicitations or advertisements.

In addition, any material that is unduly hostile, threatening or illegal in nature may be excluded, in which case it will be made available to any outside director upon request.
Executive Officers
Set forth below are the names, ages and positions of each of our executive officers.
David P. Luci — President and Chief Executive Officer, Director
For biographical information for David P. Luci, age 57, see “Our Board of Directors  — David P. Luci” above.
Robert J. DeLuccia — Executive Chairman, Director
For biographical information for Robert J. DeLuccia, age 78, see “Our Board of Directors — Robert J. DeLuccia” above.
Robert Shawah — Chief Financial Officer
Mr. Shawah, age 57, has served as our Chief Financial Officer since June 2021. Mr. Shawah previously served as our Chief Accounting Officer and Vice President of Finance from February 2018 to June 2021. Previously, Mr. Shawah served as Chief Accounting Officer of Dipexium Pharmaceuticals, Inc. (Nasdaq: DPRX) from 2014 until when Dipexium Pharmaceuticals was sold to PLX Pharma (Nasdaq: PLXP) in a merger valued at $69.0 million in April 2017. Further, Mr. Shawah has served as Vice President of Baldwin Pearson & Co, Inc., a commercial real estate firm. From August 2018 to December 2018, Mr. Shawah served as a director for Ameri100, a software integration company. Mr. Shawah graduated from Bucknell University with a degree as a Bachelor of Science in Business Administration with a concentration in Accounting.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Summary Compensation Table
The following table contains information concerning the compensation during each of the two years ended December 31, 2023 and 2022 to persons covered by Item 402(m)(2) of Regulation S-K (the “named executive officers”).
Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)(1)	Total ($)
David P. Luci President and Chief Executive Officer	2023	475,000	193,978	—	—	—	354,900	—	1,023,878
	2022	475,000(2)	180,000	—	—	—	—	—	655,000
Robert J. DeLuccia Executive Chairman	2023	485,000	193,978	—	—	—	354,900	22,558	1,056,436
	2022	475,000(3)	180,000	—	—	—	—	22,186	677,186
Robert G. Shawah Chief Financial Officer	2023	375,000	95,288	—	—	—	204,750	—	675,038
	2022	300,000(4)	75,000	—	—	—	—	—	375,000

(1)
Other compensation represents health care insurance.

(2)
Mr. Luci’s base annual salary was $475,000 for the years ended December 31, 2023 and 2022. Mr. Luci received a stock option grant in 2023 with an exercise price of $3.41. The options were valued using the Black Scholes option valuation model. The options had no intrinsic value at March 14, 2024.

(3)
Mr. DeLuccia’s base salary was $485,000 for the year ended December 31, 2023 and $475,000 for the year ended December 31, 2022. Mr. DeLuccia received a stock option grant in 2023 with an exercise price of $3.41. The options were valued using the Black Scholes option valuation model. The options had no intrinsic value at March 14, 2024.

(4)
Mr. Shawah’s base salary was $375,000 for the year ended December 31, 2023 and $300,000 for the year ended December 31, 2022. Mr. Shawah received a stock option grant in 2023 with an exercise price of $3.41. The options were valued using the Black Scholes option valuation model. The options had no intrinsic value at March 14, 2024.

Narrative Disclosure to Summary Compensation Table
Executive Employment Agreements.
The following summaries set forth the material terms of the employment agreements entered into with our named executive officers. Each such agreement provides generally that, in the event the named executive officer’s role is terminated by the Board without cause or the named executive officer resigns for “good reason,” they will be entitled to receive an amount equal to two times the sum of their annual base salary and target bonus (DeLuccia and Luci) and one times the sum of annual base salary and target bonus (Shawah), in each case, plus any other incentive compensation earned but unpaid as of the date of termination, and their stock option grant(s) will become fully vested as of the date of termination.
Robert J. DeLuccia, Executive Chairman of the Board and Director
Mr. DeLuccia entered into an employment agreement with us, dated February 5, 2018, and an amended employment agreement dated January 12, 2021. Mr. DeLuccia entered into an Amended and Restated Employment Agreement, dated May 25, 2021, and effective June 29, 2021 (the “DeLuccia Amended and Restated Employment Agreement”). The DeLuccia Amended and Restated Employment Agreement provides for a base salary of $450,000 per year and a potential incentive award bonus of up to 40% (or a higher or lower amount if so determined by the Board) of his base salary on an annualized basis (which amount shall be fixed for the first 12 months of the term). Effective January 13, 2022, Mr. DeLuccia’s base salary was increased to $475,000 and his annual performance bonus increased to up to 45% percent of his base salary. Effective February 13, 2023, Mr. DeLuccia’s salary was increased to $485,000 and his annual bonus target was increased to up to 50% percent of his salary. Effective March 1, 2024, Mr. DeLuccia’s salary was increased to $550,000. Mr. DeLuccia’s employment agreement provides for the grant of an initial stock option award equal to 500,000 shares of common stock, 25% of which vested on the closing date of our IPO and 75% of which vest pro rata on a monthly basis for 36 months thereafter, subject to accelerated vesting under certain circumstances. The options will have an exercise price equal to the fair market value of our common stock on the date of grant with a term of ten years from the date of grant. Mr. DeLuccia also earned a one-time bonus of $60,000 upon the closing of our IPO.
David P. Luci, President and Chief Executive Officer, Director
Mr. Luci entered into an employment agreement with us, dated February 5, 2018, and an amended employment agreement dated January 12, 2021. Mr. Luci entered into an Amended and Restated Employment Agreement, dated as of May 25, 2021, and effective June 29, 2021 (the “Luci Amended and Restated Employment Agreement”). The Luci Amended and Restated Employment Agreement provides for a base salary of $450,000 per year and a potential incentive award bonus of up to 40% (or a higher or lower amount if so determined by the Board) of his base salary on an annualized basis (which amount shall be fixed for the first 12 months of the term). Effective January 13, 2022, Mr. Luci’s base salary was increased to $475,000 and his annual performance bonus increased to up to 45% percent of his base salary. Effective February 13, 2023, the annual bonus target was increased to up to 50% percent of his salary. Effective March 1, 2024, Mr. Luci’s salary was increased to $550,000. Mr. Luci’s employment agreement provides for the grant of an initial stock option award equal to 500,000 shares of common stock, 25% of which vested on the closing date of our IPO and 75% of which vest pro rata on a monthly basis for 36 months thereafter, subject to accelerated vesting under certain circumstances. The options will have an exercise price equal to the fair market value of our common stock on the date of grant with a term of ten years from the date of grant. Mr. Luci also earned a one-time bonus of $60,000 upon the closing of our IPO.
Robert Shawah, Chief Financial Officer
Mr. Shawah entered into an employee offer letter with us, dated June 1, 2018, and an amended offer letter, dated January 2, 2019, and the second amended offer letter dated January 12, 2021. In addition, we and Mr. Shawah entered into the Amended and Restated Employment Agreement, dated May 25, 2021, and effective June 29, 2021 (the “Shawah Amended and Restated Employment Agreement”). The Shawah Amended and Restated Employment Agreement provides for a base salary of $250,000 per year and a potential incentive award bonus of up to 30% (or a higher or lower amount if so determined by the Board) of his base salary on an annualized basis. Effective January 13, 2022, Mr. Shawah’s base salary was increased to $300,000 and his annual performance bonus increased to up to 35% percent of his base salary. Effective February 13, 2023, Mr. Shawah’s salary was increased to $375,000. Effective March 1, 2024, Mr. Shawah’s salary was increased to $400,000 with a 40% bonus target. Mr. Shawah’s employment agreement provides for the grant of an initial stock option award equal to 200,000 shares of common stock, 25% of which vested on the closing date of our IPO and 75% of which vest pro rata on a monthly basis for 36 months thereafter, subject to accelerated vesting under certain circumstances. The options will have an exercise price equal to the fair market value of our common stock on the date of grant with a term of ten years from the date of grant. Mr. Shawah also earned a one-time bonus of $25,000 upon the closing of our IPO.
Other Compensation Policies and Practices
Insider Trading Policy.
Our Insider Trading Policy prohibits directors, executive officers and other “designated insiders” from engaging in most transactions involving our common stock during periods, determined by us, that those individuals are most likely to be aware of material, non-public information. Directors, executive officers and other designated insiders subject to stock ownership guidelines must clear all their transactions in our common stock with the Chief Financial Officer in advance. Additionally, it is our policy that directors, executive officers and designated insiders are not permitted to hedge their ownership of Company securities, including (a) trading in publicly-traded options, (b) selling any security of the Company “short” and

(c) purchasing any financial instruments (including straddles, collars or other similar risk reduction or hedging devices) or otherwise engaging in transactions that are designed to or have the effect of offsetting any decrease in the market value of our securities.
Outstanding Equity Awards at 2023 Fiscal Year-End
The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2023, to each of the executive officers named in the Summary Compensation Table.
Outstanding Equity Awards at Fiscal Year-End.
	Option Awards					Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
David P. Luci President and Chief Executive Officer(1)	315,000	35,000	—	6.26	June 2031	—	—	—	—
	437,500	62,500	—	6.18	July 2031	—	—	—	—
	36.111	93,889	—	3.41	Feb 2033	—	—	—	—
Robert J. DeLuccia Executive Chairman(2)	315,000	35,000	—	6.26	June 2031	—	—	—	—
	437,500	62,500	—	6.18	July 2031	—	—	—	—
	36,111	93,889	—	3.41	Feb 2033	—	—	—	—
Robert G. Shawah Chief Financial Officer(3)	63,000	7,000	—	6.26	June 2031	—	—	—	—
	175,000	25,000	—	6.18	July 2031	—	—	—	—
	20,833	54,167	—	3.41	Feb 2033	—	—	—	—

(1)
On June 29, 2021 (the “June Grant Date”), Mr. Luci was granted stock options to purchase 350,000 shares of common stock. 40% of the stock options granted became vested and exercisable on the June Grant Date, and 60% of the stock options shall become vested and exercisable as of each monthly anniversary from the June Grant Date, such that all stock options shall be fully vested and exercisable by June 29, 2024. On July 1, 2021 (the “July Grant Date”), Mr. Luci was granted stock options to purchase 500,000 shares of common stock in connection with his service as President and Chief Executive Officer pursuant to his employment agreement. 25% of the stock options granted became vested and exercisable on the July Grant Date, and 75% of the stock options shall become vested and exercisable as of each monthly anniversary from the July Grant Date, such that all stock options shall be fully vested and exercisable by July 1, 2024. On February 13, 2023, (the “February Grant Date”), Mr. Luci was granted stock options to purchase 130,000 shares of common stock in connection with his service as President and Chief Executive Officer pursuant to his employment agreement, and such stock options shall become vested and exercisable pro-rata on a monthly basis over 36 months, such that all stock options shall be fully vested and exercisable by February 13, 2026.

(2)
On the June Grant Date, Mr. DeLuccia was granted stock options to purchase 350,000 shares of common stock. 40% of the stock options granted became vested and exercisable on the June Grant Date, and 60% of the stock options shall become vested and exercisable as of each monthly anniversary from the June Grant Date, such that all stock options shall be fully vested and exercisable by June 29, 2024. On the July Grant Date, the Mr. DeLuccia was granted stock options to purchase 500,000 shares of common stock in connection with his service as the Executive Chairman pursuant to his employment agreement. 25% of the stock options granted became vested and exercisable on the July Grant Date, and 75% of the stock options shall become vested and exercisable as of each monthly anniversary from the July Grant Date, such that all stock options shall be fully vested and exercisable by July 1, 2024. On February 13, 2023, (the “February Grant Date”), Mr. DeLuccia was granted stock options to purchase 130,000 shares of common stock in connection with his service as Executive Chairman pursuant to his employment agreement, and such stock options shall become vested and exercisable pro-rata on a monthly basis over 36 months, such that all stock options shall be fully vested and exercisable by February 13, 2026.
(3)
On the June Grant Date, Mr. Shawah was granted stock options to purchase 70,000 shares of common stock. 40% of the stock options granted became vested and exercisable on the June Grant Date, and 60% of the stock options shall become vested and exercisable as of each monthly anniversary from the June Grant Date, such that all stock options shall be fully vested and exercisable by June 29, 2024. On the July Grant Date, Mr. Shawah was granted stock options to purchase 200,000 shares of common stock in connection with his service as Chief Financial Officer pursuant to his employment agreement. 25% of the stock options granted became vested and exercisable on the July Grant Date, and 75% of the stock options shall become vested and exercisable as of each monthly anniversary from the July Grant Date, such that all stock options shall be fully vested and exercisable by July 1, 2024. On February 13, 2023, (the “February Grant Date”), Mr. Shawah was granted stock options to purchase 75,000 shares of common stock in connection with his service as Chief Financial Officer pursuant to his employment agreement, and such stock options shall become vested and exercisable pro-rata on a monthly basis over 36 months, such that all stock options shall be fully vested and exercisable by February 13, 2026.

Director Compensation
The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2023, to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our board of directors.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Carl V. Sailer(2)	45,000	—	21,440	—	—	—	66,440
Jack H. Dean(3)	40,000	—	21,440	—	—	—	61,440
Joseph C. Scodari(4)	57,500	—	21,440	—	—	—	78,940
Thomas Harrison(5)	52,500	—	21,440	—	—	—	73,940
James Donohue(6)	55,000	—	21,440	—	—	—	76,440

(1)
These amounts represent the aggregate grant date fair value of options granted to each director on June 15, 2023 computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 5 to our financial statements included in this Form 10-K. Such options vest on the one-year anniversary of the grant date.

(2)
Mr. Sailer had 60,000 option awards outstanding at December 31, 2023.

(3)
Mr. Dean had 60,000 option awards outstanding at December 31, 2023.

(4)
Mr. Scodari had 60,000 option awards outstanding at December 31, 2023.

(5)
Mr. Harrison had 60,000 option awards outstanding at December 31, 2023.

(6)
Mr. Donohue had 60,000 option awards outstanding at December 31, 2023.

During the fiscal year ended December 31, 2023, we paid an annual cash retainer of $40,000 to each independent director for their service on our board of directors. In addition to the annual retainer, the chairpersons of the Audit Committee and Compensation Committee are entitled to an additional cash retainer of $15,000 and $10,000 per year, respectively. Non-chair members of the Audit Committee and Compensation Committee are entitled to an additional cash retainer of $7,500 and $5,000 per year, respectively.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2023.
	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(2)
Equity compensation plan approved by security holders(1)(3)	2,874,063(1)	$5.41	485,868(2)
Equity compensation plan not approved by security holders	—	—	—
Total	2,874,063(1)	$5.41	485,868(2)

(1)
This plan consists of the 2021 Equity Incentive Plan (the “2021 Plan”). For a description of this plan, see Note 5 to the 2023 Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

(2)
Consists only of securities remaining available for future issuance under the 2021 Plan.

(3)
The 2021 Plan provides that the total number of shares of our common stock reserved for issuance thereunder will automatically increase on January 2nd of each year for a period of ten years commencing on January 2, 2022, and ending on January 2, 2031, in an amount equal to the lesser of (i) 4% of the outstanding shares of our common stock on such date and (ii) such number of shares determined by the plan administrator.

REPORT OF AUDIT COMMITTEE
The Audit Committee of our board of directors, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market, has furnished the following report:
The Audit Committee assists our board of directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by our board of directors, which is available on our website at www.acurxpharma.com. This committee reviews and reassesses our charter annually and recommends any changes to our board of directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of CohnReznick LLP. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2023, the Audit Committee took the following actions:
•
Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023, with management and CohnReznick LLP, our independent registered public accounting firm;

•
Discussed with CohnReznick LLP the matters required to be discussed in accordance with Auditing Standard No. 1301 — Communications with Audit Committees; and

•
Received written disclosures and the letter from CohnReznick LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding CohnReznick LLP’s communications with the Audit Committee and the Audit Committee further discussed with CohnReznick LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and CohnReznick LLP, the Audit Committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC.
Members of the Audit Committee of Acurx
Pharmaceuticals, Inc.
James Donohue
Joseph C. Scodari
Thomas Harrison

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, officers and beneficial owners of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in the ownership of our common stock and other equity securities. Such persons are required to furnish us copies of all Section 16(a) filings.
Our records reflect that all reports which were required to be filed with the SEC pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, were filed on a timely basis, except that Form 4 reports, covering an aggregate of three (3) transactions, were filed late by Robert J. DeLuccia, Robert G. Shawah and David P. Luci.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Our Audit Committee Charter requires all future transactions between us and any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons, as defined in Item 404 of Regulation S-K, or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our Audit Committee. Any request for such a transaction must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider all available information deemed relevant by the Audit Committee, including, but not limited to, the extent of the related person’s interest in the transaction and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances. During the fiscal years ended December 31, 2023 and 2022, we have engaged in the following transactions:
Investor Rights Agreements
We have entered into investor rights agreements with the investors who participated in our private placement financings between March 2018 and October 2019, including Messrs. DeLuccia, Luci, Sailer, Scodari, Harrison and Dean. Each such investor rights agreement imposes certain affirmative obligations on us and also grants certain rights to such investors, including certain registration rights with respect to the securities held by them and certain additional rights.
Corporate Conversion
Prior to the IPO, we were operating as a Delaware limited liability company under the name Acurx Pharmaceuticals, LLC. In connection with our IPO, we converted from a Delaware limited liability company to a Delaware corporation pursuant to a statutory conversion and changed our name to Acurx Pharmaceuticals, Inc. (the “Corporate Conversion”). Existing holders at the time of our IPO, including certain 5% security holders, executive officers and directors, of our Class A membership units and Class B membership units, received shares of our common stock as a result of the Corporate Conversion.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers (the “Indemnification Agreements”). Such Indemnification Agreements provide for indemnification against expenses, judgments, fines and penalties actually and reasonably incurred by an indemnitee in connection with threatened, pending or completed actions, suits or other proceedings, subject to certain limitations. The Indemnification Agreements also provide for the advancement of expenses in connection with a proceeding prior to a final, non-appealable judgment or other adjudication, provided that the indemnitee provides an undertaking to repay to us any amounts advanced if the indemnitee is ultimately found not to be entitled to indemnification by us. The Indemnification Agreements set forth procedures for making and responding to requests for indemnification or advancement of expenses, as well as dispute resolution procedures that will apply to any dispute between us and an indemnitee arising under the Indemnification Agreements.
Participation in Our Registered Direct Offering and Concurrent Private Placement
In July 2022, we issued and sold in a registered direct offering (i) an aggregate of 1,159,211 shares of our common stock (“Shares”) (consisting of 1,100,000 shares for single healthcare-focused U.S. institutional investor (the “Investor”) and an aggregate of 59,211 for David P. Luci, our President and Chief Executive Officer, Robert J. DeLuccia, our Executive Chairman and Carl V. Sailer, a member of our board of directors (collectively, the “Affiliate Investors”)) at an offering price of $3.25 per share for the Investor and $3.80 per share for the Affiliate Investors and (ii) an aggregate of 130,769 pre-funded warrants exercisable for shares of common stock (the “Pre-Funded Warrants”) to the Investor at an offering price of $3.2499 per Pre- Funded Warrant, for aggregate gross proceeds from the Registered Offering of approximately $4.225 million before deducting the placement agent fee and related offering expenses.
In a concurrent private placement (the “Private Placement” and together with the Registered Offering, the “Offerings”), we issued to the Investor and to the Affiliate Investors (i) series A warrants (the “Series A

Warrants”) exercisable for an aggregate of 1,289,980 shares of common stock (consisting of Series A Warrants (the “Investor Series A Warrants”) to purchase up to 1,230,769 shares of common stock for the Investor and Series A Warrants (the “Affiliate Series A Warrants”) to purchase up to 59,211 shares of common stock for the Affiliate Investors) at an exercise price of $3.25 per share for the Investor Series A Warrants and $3.55 per share for the Affiliate Series A Warrants and (ii) series B warrants (the “Series B Warrants” and together with the Series A Warrants, the “Warrants” and collectively with the Shares and the Pre-Funded Warrants, the “Securities”) exercisable for an aggregate of 1,289,980 shares of common stock (consisting of Series B Warrants (the “Investor Series B Warrants”) to purchase up to 1,230,769 shares of common stock for the Investor and Series B Warrants (the “Affiliate Series B Warrants”) to purchase up to an aggregate of 59,211 shares of common stock for the Affiliate Investors) at an exercise price of $3.25 per share for the Investor Series B Warrants and $3.55 per share for the Affiliate Series B Warrants.
The table below sets forth the aggregate number of Securities issued to our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, at the time of the Offerings:
Participant	Shares	Series A Warrants	Series B Warrants	Aggregate Purchase Price
David P. Luci	19,737	19,737	19,737	$75,000.60
Robert J. DeLuccia	19,737	19,737	19,737	$75,000.60
Carl V. Sailer	19,737	19,737	19,737	$75,000.60

PROPOSAL NO. 1
ELECTION OF DIRECTORS
On March 14, 2024, our board of directors nominated Robert J. DeLuccia, Joseph C. Scodari and James Donohue for election at the annual meeting. Our board of directors currently consists of seven members, classified into three classes as follows: Carl V. Sailer and Thomas Harrison constitute a class with a term ending in 2025; David P. Luci and Jack H. Dean constitute a class with a term ending in 2026; and Robert J. DeLuccia, Joseph C. Scodari and James Donohue constitute a class with a term which expires at the upcoming annual meeting. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.
Our board of directors has voted to nominate Robert J. DeLuccia, Joseph C. Scodari and James Donohue for election at the annual meeting for a term of three years to serve until the 2027 annual meeting of stockholders and until their respective successors are elected and qualified. The Class I directors (Carl V. Sailer and Thomas Harrison) and the Class II directors (David P. Luci and Jack H. Dean) will serve until the Annual Meetings of Stockholders to be held in 2025 and 2026, respectively, and until their respective successors have been elected and qualified.
Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Robert J. DeLuccia, Joseph C. Scodari and James Donohue as directors. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as our board of directors may recommend in that nominee’s place. We have no reason to believe that either nominee will be unable or unwilling to serve as a director.
A plurality of the shares voted for each nominee at the Meeting is required to elect each nominee as a director.
OUR BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ROBERT J. DELUCCIA, JOSEPH C. SCODARI AND JAMES DONOHUE AS DIRECTORS, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed CohnReznick LLP, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending 2024. CohnReznick LLP has served as our independent registered public accounting firm since 2018. Our board of directors proposes that the stockholders ratify this appointment. CohnReznick LLP audited our financial statements for the fiscal year ended December 31, 2024. We expect that representatives of CohnReznick LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
In deciding to appoint CohnReznick LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with CohnReznick LLP and concluded that CohnReznick LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2024.
The following table presents fees for professional audit services rendered by CohnReznick LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2023, and December 31, 2022 and fees billed for other services rendered by CohnReznick LLP during those periods.
	2022	2023
Audit fees:(1)	161,125	172,650
Audit related fees:(2)	17,000	55,500
	178,125	228,150

(1)
Audit fees consisted of audit work performed in the preparation of financial statements and the review of interim financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide.

(2)
Audit related fees consisted principally of work associated with the procedures for filing with the SEC in conjunction with financing transactions.

All fees described above were pre-approved by our Audit Committee. We have furnished the foregoing disclosure to CohnReznick LLP.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant
Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.
Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.
1.
Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits and attest services and consultation regarding financial accounting and/or reporting standards.

2.
Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits and special procedures required to meet certain regulatory requirements.

3.
Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning and tax advice.

4.
Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.
The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
In the event the stockholders do not ratify the appointment of CohnReznick LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.
The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF COHNREZNICK LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS
We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial officer. The text of the code of conduct and ethics is posted on our website at www.acurxpharma.com and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 259 Liberty Avenue, Staten Island, NY 10305. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive officer and principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.
OTHER MATTERS
Our board of directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2025 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than February 17, 2025. To be considered for presentation at the 2025 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than February 17, 2025, and no later than March 19, 2025. Proposals that are not received in a timely manner will not be voted on at the 2025 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Corporate Secretary,
Acurx Pharmaceuticals, Inc., 259 Liberty Avenue, Staten Island, NY 10305.
Staten Island, NY April 29, 2024

ACURX PHARMACEUTICALS, INC.259 LIBERTY AVENUESTATEN ISLAND, NY 10305SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 P.M. ET on June 16, 2024. Have your proxy card in handwhen you access the web site and follow the instructions to obtain your records andto create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ACXP2024You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by11:59 P.M. ET on June 16, 2024. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYACURX PHARMACEUTICALS, INC.The Board of Directors recommends you vote FORElection of Directors1a. Robert J. DeLuccia1b. James Donohue1c. Joseph C. ScodariFor WithholdACURX PHARMACEUTICALS, INC.The Board of Directors recommends you vote FORthe following:ACURX PHARMACEUTICALS, INC.259 LIBERTY AVENUESTATEN ISLAND, NY 10305Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.! !! !! ! !The Board of Directors recommends you vote FOR the following proposal:2. Proposal to ratify the appointment of CohnReznick LLP as the Company's independent registered public accountants for the fiscal year ending NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.comV46455P09238ACURX PHARMACEUTICALS, INC.Annual Meeting of StockholdersJune 17, 2024 10:00 AMThis proxy is solicited by the Board of DirectorsThe undersigned, revoking any previous proxies relating to these shares, hereby appoints David P. Luci and Robert G. Shawah, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Acurx Pharmaceuticals, Inc. registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2024 Annual Meeting of Stockholders, to be held solely via live audio webcast atwww.virtualshareholdermeeting.com/ACXP2024 at 10:00 a.m. EDT on Monday, June 17, 2024, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, thisproxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side